UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 27, 2015

UNITED COMMUNITY BANKS, INC.
(Exact name of registrant as specified in its charter)

Georgia	No. 001-35095	No. 58-180-7304
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

125 Highway 515 East
Blairsville, Georgia 30512
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(706) 781-2265

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On January 27, 2015, United Community Banks, Inc. (the “Company”), the holding company for United Community Bank, Blairsville, Georgia, entered into an Agreement and Plan of Merger (the “Merger Agreement”) with MoneyTree Corporation (“MoneyTree”), the holding company for First National Bank, Lenoir City, Tennessee. Under the Merger Agreement, MoneyTree will merge with and into the Company (the “Merger”) and First National Bank will merge with and into United Community Bank. Subject to certain conditions and potential adjustments, MoneyTree’s shareholders will have the right to receive 3.5832 shares of the Company’s common stock or $65.00 in cash, or any combination thereof, for each share of MoneyTree common stock and 89.58 shares of the Company’s common stock or $1,625 in cash, or any combination thereof, for each share of MoneyTree Series C preferred stock, for an aggregate merger consideration of $10,746,626 and 2,358,654 shares of the Company’s common stock. The parties anticipate closing the Merger in the second quarter of 2015.

The Merger Agreement has been approved by the boards of directors of each of the Company and MoneyTree. The closing of the Merger is subject to the required approval of MoneyTree’s shareholders, requisite regulatory approvals, the effectiveness of the registration statement to be filed by the Company with respect to the stock to be issued in the transaction, and other customary closing conditions.

The Merger Agreement contains usual and customary representations and warranties that the Company and MoneyTree made to each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the contract between the Company and MoneyTree, and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating its terms. Moreover, the representations and warranties are subject to a contractual standard of materiality that may be different from what may be viewed as material to shareholders, and the representations and warranties may have been used to allocate risk between the Company and MoneyTree rather than establishing matters as facts.

The Merger Agreement may be terminated in certain circumstances, including: (i) by mutual written agreement of the parties; (ii) by either party upon a final and nonappealable denial of a required regulatory approval or injunction or similar restraint permanently restraining, enjoining or otherwise prohibiting consummation of the transactions contemplated by the Merger Agreement; (iii) by either party if MoneyTreee’s shareholders fail to approve the transactions contemplated by the Merger Agreement; (iv) by the Company if MoneyTree’s board of directors fails to recommend that its shareholders approve the Merger Agreement, changes such recommendation or breaches its non-solicitation covenants with respect to third-party proposals or its covenants regarding its obligation to call a shareholders’ meeting to vote on the transactions contemplated by the Merger Agreement; or (v) by either party if any of the conditions precedent to the obligations of such party to consummate the Merger cannot be satisfied or fulfilled by September 30, 2015, if the failure of such condition is not a result of such party’s failure to perform, in any material respect, its covenants or agreements or of such party’s material breach of any of its representations or warranties. Upon termination of the Merger Agreement under certain specified circumstances, MoneyTree may be required to pay the Company a termination fee of $2 million.

The foregoing summary of the Merger Agreement is qualified in its entirety by reference to the complete text of such document, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and which is incorporated herein by reference. The related press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

The Company has posted on the “Investor Relations” page of its website (http://www.ucbi.com) supplemental information related to its proposed merger with MoneyTree. A copy of the supplemental information is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is not to be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The foregoing description is qualified in its entirety by reference to such exhibit. The Company is not undertaking any obligation to update this supplemental information.

Item 9.01	Financial Statements and Exhibits.

 (d)          Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated January 27, 2015, by and between United Community Banks, Inc. and MoneyTree Corporation.

99.1	Press release dated January 27, 2015 announcing the Merger Agreement with MoneyTree.

99.2	Supplemental Information dated January 27, 2015.

Cautionary Statements Regarding Forward-Looking Information

This Current Report contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. In general, forward-looking statements usually use words such as “may,” “believe,” “expect,” “anticipate,” “intend,” “will,” “should,” “plan,” “estimate,” “predict,” “continue” and “potential” or the negative of these terms or other comparable terminology, including statements related to the expected timing of the closing of the proposed merger, the expected returns and other benefits of the proposed merger, to shareholders, expected improvement in operating efficiency resulting from proposed merger, estimated expense reductions resulting from the transactions and the timing of achievement of such reductions, the impact on and timing of the recovery of the impact on tangible book value, and the effect of the merger on the Company’s capital ratios. Forward-looking statements represent management’s beliefs, based upon information available at the time the statements are made, with regard to the matters addressed; they are not guarantees of future performance. Forward-looking statements are subject to numerous assumptions, risks and uncertainties that change over time and could cause actual results or financial condition to differ materially from those expressed in or implied by such statements.

Factors that could cause or contribute to such differences include, but are not limited to, the possibility that expected benefits may not materialize in the time frames expected or at all, or may be more costly to achieve; that the merger transactions may not be timely completed, if at all; that prior to completion of the merger transactions or thereafter, the parties’ respective businesses may not perform as expected due to transaction-related uncertainties or other factors; that the parties are unable to implement successful integration strategies; that the required regulatory, shareholder, or other closing conditions are not satisfied in a timely manner, or at all; reputational risks and the reaction of the parties’ customers to the merger transactions; diversion of management time to merger-related issues; and other factors and risk influences contained in the cautionary language included under the headings “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in the Company’s Form 10-K for the year ended December 31, 2013 and other documents subsequently filed by the Company with the Securities and Exchange Commission (the “SEC”). Consequently, no forward-looking statement can be guaranteed. Neither the Company nor MoneyTree undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. For any forward-looking statements made in this Current Report on Form 8-K, the exhibits thereto or any related documents, the Company and MoneyTree claim protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Additional Information and Where to Find It.

This communication is being made in respect of the proposed merger transaction involving the Company and MoneyTree. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed merger, the Company will file with the SEC a registration statement on Form S-4 that will include a proxy statement/prospectus for the shareholders of MoneyTree. The Company also plans to file other documents with the SEC regarding the proposed merger transaction with MoneyTree. MoneyTree will mail the final proxy statement/prospectus to its shareholders. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The proxy statement/prospectus, as well as other filings containing information about the Company and MoneyTree, will be available without charge, at the SEC’s website (http://www.sec.gov). Copies of the proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the proxy statement/prospectus can also be obtained, when available, without charge, from the Company’s website (http://www.ucbi.com).

Participants in the Merger Solicitation

The Company and MoneyTree, and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of MoneyTree in respect of the proposed merger transaction. Information regarding the directors and executive officers of the Company is set forth in the Company’s Form 10-K for the year ended December 31, 2013, definitive proxy statement for the Company’s 2014 annual meeting of shareholders, as filed with the SEC on March 24, 2014, and other documents subsequently filed by the Company with the SEC. Information regarding the directors and executive officers of MoneyTree who may be deemed participants in the solicitation of the shareholders of MoneyTree in connection with the proposed transaction will be included in the proxy statement/prospectus for MoneyTree’s special meeting of shareholders, which will be filed by the Company with the SEC. Additional information regarding the interests of such participants will be included in the proxy statement/prospectus and other relevant documents regarding the proposed merger transaction filed with the SEC when they become available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

UNITED COMMUNITY BANKS, INC.

By:	/s/ Rex S. Schuette
Rex S. Schuette
Executive Vice President and
Chief Financial Officer

Date: January 27, 2015

INDEX TO EXHIBITS

Exhibit No.	Description

2.1 99.1 99.2
Agreement and Plan of Merger, dated January 27, 2015, by and between United Community Banks, Inc. and MoneyTree Corporation.

Press Release dated January 27, 2015 announcing Merger Agreement with MoneyTree.

Supplemental Information dated January 27, 2015.